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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 23, 2003
                                 Date of Report
                        (Date of earliest event reported)


                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)


        1-3560                                            23-0628360
(Commission file number)                      (IRS Employer Identification No.)


96 SOUTH GEORGE STREET, SUITE 500
    YORK, PENNSYLVANIA 17401                       (717) 225-4711
(Address of principal executive offices)     (Registrant's telephone number,
                                                  including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

On July 23, 2003, P.H. Glatfelter Company ("Company") reported results of operations for the three months and six months ended June 30, 2003. A copy of the earnings press release issued by the Company is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company reported results of operations in an earnings press release described in Item 5 above and attached as Exhibit 99.1.

                                     -more-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                P. H. Glatfelter Company
                                                    (Registrant)

Date: July 23, 2003                         By: /s/ John C. van Roden, Jr.
                                                --------------------------------
                                                      John C. van Roden, Jr.
                                                      Senior Vice President and
                                                      Chief Financial Officer
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                                  EXHIBIT INDEX
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Exhibit Number    Description
--------------    -----------
99.1              Earnings press release issued by the Company on July 23, 2003, with respect to the results of operations for the three months and six months ended June 30, 2003, filed herewith.
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